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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


           Date of Report (earliest event reported): October 1, 1999





                              LIFEWAY FOODS, INC.
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             (Exact name of registrant as specified in its charter)




           Illinois                      0-17363                36-3442829
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(State or other jurisdiction           (Commission             (IRS Employer
       of incorporation)               File Number)          Identification No.)



    6431 W. Oakton, Morton Grove, Illinois                               60053
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   (Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code:      (847) 967-1010
                                                     -----------------------


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         (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS.

On October 1, 1999, Lifeway Foods, Inc. (the "Registrant") issued and sold 497,767 shares of restricted common stock to Danone Foods, Inc. ("Danone"), a subsidiary of Groupe Danone based in Paris, France. The purchase price paid to the Registrant was $10.00 per share, for an aggregate equity investment of $4,977,670.

Pursuant to the terms and conditions of a Stock Purchase Agreement and a Stockholders' Agreement, copies of which are attached as exhibits to this Form 8-K, the Registrant granted certain limited rights to Danone, which include a right to nominate one director, anti-dilutive rights relating to future offerings, and limited registration rights.

The Registrant and Danone also agreed that they would not compete with each other for a period of five years with respect to certain yogurt, cheese and kefir products.

In connection with the transaction, Danone also purchased 150,000 outstanding shares of common stock from certain shareholders, including the Registrant's controlling shareholder, on similar terms.

As a result of these purchases, Danone became the beneficial owner of 15% of the outstanding common stock of the Registrant. The parties have agreed that for a period of five years, Danone may increase its ownership interest up to, but not more than, 20% of the outstanding common stock of the Registrant.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Business Acquired.  Not applicable.

         (b)      Pro Forma Financial Information.  Not applicable.

         (c) Exhibits. The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-B.

         Exhibit No.       Description
         -----------       -----------
             10.10         Stock Purchase Agreement with Danone Foods, Inc.,
                           dated October 1, 1999. (Filed herewith.)

             10.11         Stockholders' Agreement with Danone Foods, Inc.
                           dated October 1, 1999. (Filed herewith.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      LIFEWAY FOODS, INC.



                                      By: /s/ Michael Smolyansky
                                         --------------------------------------
                                          Michael Smolyansky, President and CEO

Date:  October 12, 1999


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                                 EXHIBIT INDEX


         Exhibit No.       Description
         -----------       -----------
             10.10         Stock Purchase Agreement with Danone Foods, Inc.,
                           dated October 1, 1999. (Filed herewith.)

             10.11         Stockholders' Agreement with Danone Foods, Inc.
                           dated October 1, 1999. (Filed herewith.)